UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

EXPLANATORY NOTE

Power & Digital Infrastructure Acquisition II Corp. (the “Company”) is filing the attached proxy card as an amendment to the Definitive Proxy Statement on Schedule 14A that was filed by the Company with the U.S. Securities and Exchange Commission on May 15, 2023 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that the form of proxy card was inadvertently omitted from the Proxy Statement. The proxy card has been made available to the Company’s stockholders in the form attached hereto.

Please note that no changes have been made to the body of the Proxy Statement and that the following proxy card has been included in the proxy materials being mailed to the Company’s stockholders. This Form DEFA14A is being filed solely to correct the EDGAR version of the Proxy Statement to include the form of proxy card to stockholders.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time,on June 8, 2023. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/xpdispacii/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5. Please mark your votes like this Proposal No. 1 — The Extension Amendment Proposal — FOR AGAINST ABSTAIN to amend the Company’s amended and restated certificate of incorporation (the “Certificate”) pursuant to amendments to the Certificate in the form set forth in paragraphs 3, 4, 8 and 9 of Annex A to the accompanying Proxy Statement (such amendments, collectively, the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”) included as part of the units sold in the Company’s initial public offering (such shares of Class A common stock, the “public shares”) that was consummated on December 14, 2021 (the “IPO”), from June 14, 2023 (which is 18 months from the closing date of the IPO and may be extended by an additional three months, up to a maximum of two times, for a total of up to 24 months from the closing date of the IPO, by depositing into the Trust Account an amount of $0.10 per unit for each such three-month extension period) (the “Current Outside Date”) to December 14, 2023 (such date, the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of the Company’s board of directors (our “board”), to elect to further extend the Extended Date in one-month increments up to three additional times, for a total of up to nine months after the Current Outside Date, until March 14, 2024 (each, an “Additional Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by our board to be in the best interests of the Company (the “Extension”); Proposal No. 2 — The Redemption Limitation Amendment Proposal — to amend the Certificate pursuant to amendments to the Certificate in the form set forth in paragraphs 5, 6. 7 and 10 of Annex A to the accompanying Proxy Statement to eliminate from the Certificate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal the “Redemption Limitation Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Proposals”); Proposal No. 3 — The Director Election Proposal — to re-elect Paul Gaynor as a Class I director of our board, to serve for a term of three years until 2026 or until his successor is elected and qualified (the “Director Election Proposal”); Proposal No. 4 — The Auditor Ratification Proposal — to approve and ratify the appointment of Marcum LLP as the Company’s independent accountants for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); and Proposal No. 5 — The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other Proposals. CONTROL NUMBER Signature Signature, if held jointly Date, 2023 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of Annual Meeting of Stockholders of Power & Digital Infrastructure Acquisition II Corp. to be held on June 9, 2023 The notice of meeting and the accompanying Proxy Statement is available at https://www.cstproxy.com/xpdispacii/2023FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSPOWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP. The undersigned appoints Patrick C. Eilers and James P. Nygaard, Jr., and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Power & Digital Infrastructure Acquisition II Corp. held of record by the undersigned at the close of business on May 12, 2023 at the Annual Special Meeting of Power & Digital Infrastructure Acquisition II Corp. to be held at 10:00 a.m., Central Time, on June 9, 2023 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/xpdispacii/2023 or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NOCONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)